UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 22, 2019

ASCENT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 628-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On March 22, 2019, Ascent issued a press release announcing that it is amending the terms of its previously announced cash tender offer (the “Offer”) to purchase any and all of its outstanding 4.00% Convertible Senior Notes due 2020 (the “Notes”) made pursuant to the terms and conditions as set forth in the offer to purchase (the “Offer to Purchase”) and the related notice of guaranteed delivery (the “Notice of Guaranteed Delivery”), each dated February 19, 2019, to (i) increase the purchase price that it is offering for the outstanding Notes that are accepted for payment pursuant to the Offer from $710.32 for each $1,000 principal amount of Notes, plus accrued and unpaid interest thereon, to $950.00 for each $1,000 principal amount of Notes with no accrued and unpaid interest to be payable and (ii) further extend the expiration time of the Offer from 5:00 p.m., New York City Time, on March 25, 2019 to 5:00 p.m., New York City Time, on March 29, 2019, unless extended or earlier terminated as described in the Offer to Purchase (such time and date, as the same may be extended or earlier terminated, the “Expiration Time”). For the avoidance of doubt, no accrued interest will be payable in respect of any Notes that are accepted for payment pursuant to the Offer.

Ascent also announced that holders of approximately $18,554,000 in aggregate principal amount of the Notes, representing approximately 87.9% of the aggregate outstanding principal amount of the Notes, have entered into transaction support agreements with Ascent, pursuant to which such holders have agreed to tender or cause to be tendered all Notes held by such holders.

A copy of the press release announcing the extension is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Current Report on Form 8-K shall not constitute an offer to purchase nor a solicitation of an offer to sell the Notes or any other securities of Ascent, nor shall there be any offer, solicitation or sale of such securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Ascent on March 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2019

ASCENT CAPITAL GROUP, INC.

	By:	/s/ William E. Niles
		Name:	William E. Niles
		Title:	Chief Executive Officer, General Counsel and Secretary